UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                  -----------

                           TEMPLETON GROWTH FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period:  2/29/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                     FEBRUARY 29, 2008
--------------------------------------------------------------------------------

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      SEMIANNUAL REPORT AND SHAREHOLDER LETTER                  GLOBAL
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
             TEMPLETON GROWTH FUND, INC.
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 -------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
 -------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Growth Fund, Inc. ...............................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   28

Shareholder Information ...................................................   37

--------------------------------------------------------------------------------


Semiannual Report

Templeton Growth Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Growth Fund covers the period ended February 29, 2008.

PERFORMANCE OVERVIEW

Templeton Growth Fund - Class A posted a - 10.35% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a -5.95% total return for the same period. 1 For the 10-year period ended February 29, 2008, Templeton Growth Fund - Class A delivered a +108.51% cumulative total return, compared with the MSCI World Index's +71.71% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy experienced significantly slower gross domestic product (GDP) growth in the fourth quarter of 2007 as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses spread globally. In capital markets, investors quickly began broad reassessment of risk in the stock, bond and credit markets. Some economists speculated whether the U.S. would enter a recession while others believed one

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. As of 2/29/08, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +7.62%, compared with the +5.56% 10-year average annual total return of the MSCI World Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/29/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                                                     46.1%
North America                                                              39.1%
Asia                                                                       11.6%
Latin America                                                               0.4%
Short-Term Investments & Other Net Assets                                   2.8%

was already under way. Many agreed, however, that the slowing U.S. economy -- which is the world's largest and accounts for roughly 30% of global GDP -- could have a meaningfully negative impact on growth prospects around the world. Nevertheless, growth remained robust in certain areas, particularly in Asia ex-Japan, where China's demand for commodities continued to have significant impact on commodity prices and related equities.

In the six months under review, prices for oil and agricultural and industrial commodities, as well as precious metals like platinum, silver and gold, increased significantly and contributed to global inflationary pressures. While inflation remained a major concern within the eurozone, the U.S. focused on reigniting its economy through fiscal and monetary policies. Despite possible inflationary pressure from lower interest rates, the Federal Reserve Board (Fed) reduced its federal funds target rate from 5.25% to 3.00% during the period. The Fed's interest rate reductions pressured the U.S. dollar as other countries' central banks generally left rates unchanged, and the dollar's value declined against most of the world's currencies. The U.S. dollar's weakness was another reason for higher commodity prices, as most of these prices are set in U.S. dollars.

Against this challenging economic backdrop, global equity markets were volatile, and the MSCI World Index declined 5.95% for the six-month period even though the weaker dollar aided returns. 2 Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies' balance sheets remained relatively strong. Although many financial institutions were hurt by their subprime loan exposure, abundant global liquidity sources such as sovereign wealth funds offered some relief with quick recapitalizations during the period.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI World Index.


4 | Semiannual Report

MANAGER'S DISCUSSION

All our buy and sell decisions are based on our analysis of the long-term (usually five years) prospects for each company. Our bottom-up investment strategy frequently results in a portfolio that has a very different geographic and industry mix than that of the Fund's benchmark, the MSCI World Index.

Industrials and financials were the Fund's top contributing sectors to performance relative to the benchmark MSCI World Index during the reporting period. 3

In the industrials sector, stock selection drove relative Fund performance. Sector holdings that performed well included two German companies, express delivery and logistics services provider Deutsche Post and electronics and industrial engineering firm Siemens. Shares of Deutsche Post, Europe's largest postal carrier, gained value during the reporting period as the company raised its dividend, appointed a new chief executive officer and gave credence to its announced restructuring plans by writing down the value of its U.S.-based DHL Express business, a perennial drag on profits. Siemens' shares also rose over the period (in U.S. dollar terms), as upside momentum from successful restructuring initiatives, including new operations in China and Russia, outweighed downside pressure from an ongoing bribery scandal.

In the financials sector, an underweighted allocation helped relative performance. Stock selection in the commercial banks, diversified financial services and real estate management and development industries and no exposure to U.S. thrifts and mortgage finance stocks benefited relative Fund performance. Japanese commercial bank Shinsei Bank was a notable contributor; shares surged after private equity investor Christopher Flowers, the man who rescued Shinsei seven years ago, signaled his intention to buy nearly one-third of the firm's stock.

By contrast, the materials, energy and consumer discretionary sectors weighed on Fund performance relative to the benchmark for the period under review. 4

TOP 10 COUNTRIES
Based on Equity Securities
2/29/08

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                      39.1%
--------------------------------------------------------------------------------
U.K.                                                                      15.7%
--------------------------------------------------------------------------------
France                                                                     7.5%
--------------------------------------------------------------------------------
Germany                                                                    6.9%
--------------------------------------------------------------------------------
Japan                                                                      4.8%
--------------------------------------------------------------------------------
Italy                                                                      4.4%
--------------------------------------------------------------------------------
South Korea                                                                4.3%
--------------------------------------------------------------------------------
Netherlands                                                                4.2%
--------------------------------------------------------------------------------
Switzerland                                                                3.8%
--------------------------------------------------------------------------------
Singapore                                                                  1.3%
--------------------------------------------------------------------------------

3. The industrials sector comprises aerospace and defense, air freight and logistics, building products, commercial services and supplies, industrial conglomerates, machinery, and trading companies and distributors in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

4. The materials sector comprises paper and forest products in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and catalog retail; leisure equipment and products; media; and specialty retail in the SOI.


                                                           Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
2/29/08

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Siemens AG                                                                 2.8%
   INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
Microsoft Corp.                                                            2.7%
   SOFTWARE, U.S.
--------------------------------------------------------------------------------
Pfizer Inc.                                                                2.4%
   PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Oracle Corp.                                                               2.3%
   SOFTWARE, U.S.
--------------------------------------------------------------------------------
News Corp., A                                                              2.3%
   MEDIA, U.S.
--------------------------------------------------------------------------------
General Electric Co.                                                       2.3%
   INDUSTRIAL CONGLOMERATES, U.S.
--------------------------------------------------------------------------------
Vodafone Group PLC                                                         2.0%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.
--------------------------------------------------------------------------------
Accenture Ltd., A                                                          1.9%
   IT SERVICES, U.S.
--------------------------------------------------------------------------------
Viacom Inc., B                                                             1.8%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Time Warner Inc.                                                           1.7%
   MEDIA, U.S.
--------------------------------------------------------------------------------

Stock selection and an underweighted position in the materials sector hurt relative performance. An overweighting in the underperforming paper and forest products industry negatively impacted Fund performance, as Finnish paper and forest products companies Stora Enso and UPM-Kymmene declined sharply in value. Rising wood costs, falling paper prices and the euro's appreciation created strong cyclical headwinds for the industry, compressing valuations and, in our view, offering favorable opportunities for patient, value-oriented, long-term investors. A lack of exposure to the chemicals industry and metals and mining industry also hurt relative Fund performance.

Stock selection and an underweighted allocation in the energy sector, particularly in the oil, gas and consumable fuels industry, dampened relative Fund performance. In the consumer discretionary sector, an overweighted allocation in the underperforming sector hurt the Fund's relative results. Significant detractors included U.S. companies Eastman Kodak, women's apparel retailer Chico's FAS and Time Warner. Kodak disappointed as the firm continued its restructuring process; however, signs of cash flow and revenue stabilization and a renewed focus on its critical digital imaging business were indications of progress. Shares of Chico's fell as the U.S. consumer economy deteriorated and the retailer reported disappointing fourth quarter sales, though the stock rallied toward the end of the period based on news that the company would strengthen its management team. The media conglomerate Time Warner had poor performance as industry headwinds and competition from telecommunication companies pressured its cable television unit.

From a geographic perspective, stock selection in Asia, particularly in Japan and Singapore, positively impacted performance relative to the benchmark for the reporting period. On the other hand, stock selection in North America and Europe dragged on relative performance, and investments in the U.S. and the U.K. were significant detractors.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 29, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


6 | Semiannual Report

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving your future investment needs.

[PHOTO OMITTED]           /s/ Cynthia L. Sweeting

                          Cynthia L. Sweeting, CFA

[PHOTO OMITTED]           /s/ Lisa F. Myers

                          Lisa F. Myers, J.D., CFA

[PHOTO OMITTED]           /s/ Tucker Scott

                          Tucker Scott, CFA

                          Portfolio Management Team
                          Templeton Growth Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

--------------------------------------------------------------------------------
CYNTHIA L. SWEETING assumed portfolio manager responsibilities for Templeton Growth Fund in December 2007. She is also president of Templeton Global Advisors Limited and director of portfolio management for the Templeton Global Equity Group and has portfolio management responsibility for other retail funds and institutional separate account relationships with global and international mandates.

Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton's Nassau office in 1997, and most recently served as director of research for the Templeton Global Equity Group, before assuming her current responsibilities.

Prior to joining Templeton, she was the senior vice president of investments with McDermott International Investments Co., Inc., in Nassau. At McDermott, she was responsible for the investment department, which encompassed portfolio management and pension administration.

Ms. Sweeting graduated summa cum laude from Georgetown University, where she earned her B.S. in business administration with a concentration in finance. She has served as vice president of the board of directors of the International Society of Financial Analysts (ISFA), which has now merged with the CFA Institute. She was a founding member and past president of the Bahamas Chapter of ISFA. Ms. Sweeting is a Chartered Financial Analyst (CFA) Charterholder.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LISA F. MYERS has been portfolio manager of Templeton Growth Fund since 2003. Ms. Myers also manages other Templeton retail funds and institutional separate accounts with international and global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries.

Prior to joining Templeton in 1996, Ms. Myers practiced law with Wilkie, Farr & Gallagher in New York City, where she specialized in corporate/real estate law and was involved in initial public offerings, acquisitions, and loan initiation and restructuring, among other securities-related transactions.

Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TUCKER SCOTT assumed portfolio manager responsibilities for Templeton Growth Fund in October 2007. In addition to managing other Templeton funds, he has global research responsibility for the commercial services and supplies industry.

Prior to joining Templeton in 1996, Mr. Scott worked for Aeltus Investment Management, where his industry coverage included telecommunication equipment and financial services.

Mr. Scott earned his B.A. in history from the University of Virginia and an M.B.A. from the Amos Tuck School of Business at Dartmouth College. Mr. Scott is a Chartered Financial Analyst (CFA) Charterholder and member of the CFA Institute.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 2/29/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEPLX)                                    CHANGE           2/29/08        8/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$4.63            $21.52         $26.15
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-2/29/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.3725
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1173
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.6883
---------------------------------------------------------------------------------------------------
   TOTAL                                   $2.1781
---------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TMGBX)                                     CHANGE          2/29/08        8/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$4.46            $21.09         $25.55
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-2/29/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.1660
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1173
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.6883
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.9716
---------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEGTX)                                     CHANGE          2/29/08        8/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$4.46            $20.94         $25.40
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-2/29/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.1841
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1173
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.6883
---------------------------------------------------------------------------------------------------
   TOTAL                                   $1.9897
---------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TEGRX)                                     CHANGE          2/29/08        8/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$4.56            $21.32         $25.88
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-2/29/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.3068
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1173
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.6883
---------------------------------------------------------------------------------------------------
   TOTAL                                   $2.1124
---------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

---------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TGADX)                              CHANGE           2/29/08        8/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$4.67            $21.55         $26.22
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-2/29/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.4382
---------------------------------------------------------------------------------------------------
Short-Term Capital Gain                    $0.1173
---------------------------------------------------------------------------------------------------
Long-Term Capital Gain                     $1.6883
---------------------------------------------------------------------------------------------------
   TOTAL                                   $2.2438
---------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH          1-YEAR           5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -10.35%           -8.10%          +97.61%         +108.51%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -15.52%          -13.40%          +13.25%           +6.99%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $8,448           $8,660          $18,625          $19,653
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                           -15.66%          +13.45%           +6.38%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 1.01%
------------------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH          1-YEAR           5-YEAR     INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -10.66%           -8.77%          +90.46%         +112.88%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -13.96%          -12.14%          +13.51%           +8.60%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $8,604           $8,786          $18,846          $21,288
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                           -14.49%          +13.72%           +8.36%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 1.76%
------------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH           1-YEAR          5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -10.66%           -8.75%          +90.45%          +93.62%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -11.48%           -9.60%          +13.75%           +6.83%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $8,852           $9,040          $19,045          $19,362
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                           -11.99%          +13.97%           +6.22%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 1.76%
------------------------------------------------------------------------------------------------------------


10 | Semiannual Report

------------------------------------------------------------------------------------------------------------
CLASS R                                    6-MONTH           1-YEAR           5-YEAR     INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -10.42%           -8.29%          +95.26%          +66.23%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -10.42%           -8.29%          +14.32%           +8.61%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $8,958           $9,171          $19,526          $16,623
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                           -10.71%          +14.54%           +8.24%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 1.26%
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH           1-YEAR           5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -10.25%           -7.86%         +100.06%         +113.92%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -10.25%           -7.86%          +14.88%           +7.90%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $8,975           $9,214          $20,006          $21,392
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                           -10.29%          +15.09%           +7.29%
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5                 0.76%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


 12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                          VALUE 9/1/07       VALUE 2/29/08    PERIOD* 9/1/07-2/29/08
-------------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $   896.50              $ 4.86
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000          $ 1,019.74              $ 5.17
-------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $   893.40              $ 8.38
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000          $ 1,016.01              $ 8.92
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $   893.40              $ 8.33
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000          $ 1,016.06              $ 8.87
-------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $   895.80              $ 6.03
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000          $ 1,018.50              $ 6.42
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $   897.50              $ 3.68
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000          $ 1,020.98              $ 3.92
-------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.03%; B: 1.78%; C: 1.77%; R: 1.28%; and Advisor:
0.78%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                                                          Semiannual Report | 13

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                   -------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED
                                   FEBRUARY 29, 2008                              YEAR ENDED AUGUST 31,
CLASS A                               (UNAUDITED)             2007            2006            2005            2004            2003
                                   -------------------------------------------------------------------------------------------------
PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ...................   $       26.15      $      25.29     $     23.86     $     21.03     $     18.54     $     17.10
                                   -------------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income b .....            0.12              0.37            0.43            0.36            0.36            0.34
   Net realized and
      unrealized gains
      (losses) .................           (2.57)             2.66            2.73            3.66            2.58            1.46
                                   -------------------------------------------------------------------------------------------------
Total from investment
   operations ..................           (2.45)             3.03            3.16            4.02            2.94            1.80
                                   -------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .......           (0.37)            (0.49)          (0.41)          (0.41)          (0.45)          (0.36)
   Net realized gains ..........           (1.81)            (1.68)          (1.32)          (0.78)             --              --
                                   -------------------------------------------------------------------------------------------------
Total distributions ............           (2.18)            (2.17)          (1.73)          (1.19)          (0.45)          (0.36)
                                   -------------------------------------------------------------------------------------------------
Redemption fees ................              -- e              -- e            -- e            -- e            -- e            -- e
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of
   period ......................   $       21.52      $      26.15     $     25.29     $     23.86     $     21.03     $     18.54
                                   =================================================================================================

Total return c .................          (10.35)%           12.60%          14.52%          19.72%          16.14%          10.90%

RATIOS TO AVERAGE NET ASSETS d
Expenses .......................            1.03% f           1.01% f         1.05% f         1.06% f         1.10% f         1.13%
Net investment income ..........            1.03%             1.44%           1.82%           1.61%           1.75%           2.05%

SUPPLEMENTAL DATA
Net assets, end of
   period (000's) ..............   $  23,078,913      $ 27,997,564     $23,966,739     $20,786,173     $15,771,174     $13,021,261
Portfolio turnover rate ........            9.98%            20.37%          35.33%          19.95%          24.58%          32.12%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to the timing of sales and repurchases of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Growth Fund, Inc.

                                   -------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED
                                   FEBRUARY 29, 2008                              YEAR ENDED AUGUST 31,
CLASS B                               (UNAUDITED)             2007            2006            2005            2004            2003
                                   -------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning
   of period ...................   $       25.55      $      24.75     $     23.37     $     20.64     $     18.24     $     16.85
                                   -------------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income b......            0.03              0.17            0.24            0.19            0.21            0.22
   Net realized and unrealized
      gains (losses) ...........           (2.51)             2.61            2.70            3.59            2.54            1.43
                                   -------------------------------------------------------------------------------------------------
Total from investment
   operations ..................           (2.48)             2.78            2.94            3.78            2.75            1.65
                                   -------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment
     income ....................           (0.17)            (0.30)          (0.24)          (0.27)          (0.35)          (0.26)
   Net realized gains ..........           (1.81)            (1.68)          (1.32)          (0.78)             --              --
                                   -------------------------------------------------------------------------------------------------
Total distributions ............           (1.98)            (1.98)          (1.56)          (1.05)          (0.35)          (0.26)
                                   -------------------------------------------------------------------------------------------------
Redemption fees ................              -- e              -- e            -- e            -- e            -- e            -- e
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of
   period ......................   $       21.09      $      25.55     $     24.75     $     23.37     $     20.64     $     18.24
                                   =================================================================================================

Total return c .................          (10.66)%           11.78%          13.65%          18.84%          15.27%          10.08%

RATIOS TO AVERAGE NET ASSETS d
Expenses .......................            1.78% f           1.76% f         1.79% f         1.81% f         1.85% f         1.88%
Net investment income ..........            0.28%             0.69%           1.08%           0.86%           1.00%           1.30%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................   $     436,935      $    563,335     $   580,530     $   557,670     $   433,467     $   278,340
Portfolio turnover rate ........            9.98%            20.37%          35.33%          19.95%          24.58%          32.12%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to the timing of sales and repurchases of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 15

Templeton Growth Fund, Inc.

                                   -------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED
                                   FEBRUARY 29, 2008                              YEAR ENDED AUGUST 31,
CLASS C                               (UNAUDITED)             2007            2006            2005            2004            2003
                                   -------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)
Net asset value, beginning of
   period ......................     $     25.40      $      24.63     $     23.28     $     20.56     $     18.15     $     16.74
                                   -------------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income b......            0.04              0.17            0.25            0.19            0.20            0.21
   Net realized and unrealized
      gains (losses) ...........           (2.51)             2.60            2.67            3.57            2.54            1.44
                                   -------------------------------------------------------------------------------------------------
Total from investment
   operations ..................           (2.47)             2.77            2.92            3.76            2.74            1.65
                                   -------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .......           (0.18)            (0.32)          (0.25)          (0.26)          (0.33)          (0.24)
   Net realized gains ..........           (1.81)            (1.68)          (1.32)          (0.78)             --              --
                                   -------------------------------------------------------------------------------------------------
Total distributions ............           (1.99)            (2.00)          (1.57)          (1.04)          (0.33)          (0.24)
                                   -------------------------------------------------------------------------------------------------
Redemption fees ................              -- e              -- e            -- e            -- e            -- e            -- e
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of
   period ......................   $       20.94      $      25.40     $     24.63     $     23.28     $     20.56     $     18.15
                                   =================================================================================================

Total return c .................          (10.66)%           11.78%          13.71%          18.77%          15.30%          10.08%

RATIOS TO AVERAGE NET ASSETS d
Expenses .......................            1.77% f           1.76% f         1.79% f         1.81% f         1.85% f         1.88%
Net investment income ..........            0.29%             0.69%           1.08%           0.86%           1.00%           1.30%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................   $   2,269,605      $  2,759,141     $ 2,362,844     $ 1,965,909     $ 1,394,289     $ 1,064,405
Portfolio turnover rate ........            9.98%            20.37%          35.33%          19.95%          24.58%          32.12%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to the timing of sales and repurchases of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Growth Fund, Inc.

                                   -------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED
                                   FEBRUARY 29, 2008                              YEAR ENDED AUGUST 31,
CLASS R                               (UNAUDITED)             2007            2006            2005            2004            2003
                                   -------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)
Net asset value, beginning
   of period ...................   $       25.88      $      25.06     $     23.68     $     20.90     $     18.44     $     17.07
                                   -------------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income b......            0.09              0.31            0.45            0.32            0.33            0.32
   Net realized and unrealized
      gains (losses) ...........           (2.53)             2.63            2.62            3.62            2.56            1.42
                                   -------------------------------------------------------------------------------------------------
Total from investment
   operations ..................           (2.44)             2.94            3.07            3.94            2.89            1.74
                                   -------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .......           (0.31)            (0.44)          (0.37)          (0.38)          (0.43)          (0.37)
   Net realized gains ..........           (1.81)            (1.68)          (1.32)          (0.78)             --              --
                                   -------------------------------------------------------------------------------------------------
Total distributions ............           (2.12)            (2.12)          (1.69)          (1.16)          (0.43)          (0.37)
                                   -------------------------------------------------------------------------------------------------
Redemption fees ................              -- e              -- e            -- e            -- e            -- e            -- e
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of
   period ......................   $       21.32      $      25.88     $     25.06     $     23.68     $     20.90     $     18.44
                                   =================================================================================================

Total return c .................          (10.42)%           12.33%          14.22%          19.44%          15.85%          10.58%

RATIOS TO AVERAGE NET ASSETS d
Expenses .......................            1.28% f           1.26% f         1.30% f         1.31% f         1.35% f         1.39%
Net investment income ..........            0.78%             1.19%           1.57%           1.36%           1.50%           1.79%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................   $     353,512      $    467,391     $   403,334     $   123,139     $    57,951     $    28,584
Portfolio turnover rate ........            9.98%            20.37%          35.33%          19.95%          24.58%          32.12%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to the timing of sales and repurchases of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 17

Templeton Growth Fund, Inc.

                                   -------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED
                                   FEBRUARY 29, 2008                              YEAR ENDED AUGUST 31,
ADVISOR CLASS                         (UNAUDITED)             2007            2006            2005            2004            2003
                                   -------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value, beginning of
   period ......................   $       26.22      $      25.34     $     23.90     $     21.07     $     18.57     $     17.13
                                   -------------------------------------------------------------------------------------------------
Income from investment
   operations a:
   Net investment income b......            0.16              0.45            0.51            0.45            0.48            0.38
   Net realized and unrealized
      gains (losses) ...........           (2.58)             2.66            2.72            3.63            2.52            1.46
                                   -------------------------------------------------------------------------------------------------
Total from investment
   operations ..................           (2.42)             3.11            3.23            4.08            3.00            1.84
                                   -------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .......           (0.44)            (0.55)          (0.47)          (0.47)          (0.50)          (0.40)
   Net realized gains ..........           (1.81)            (1.68)          (1.32)          (0.78)             --              --
                                   -------------------------------------------------------------------------------------------------
Total distributions ............           (2.25)            (2.23)          (1.79)          (1.25)          (0.50)          (0.40)
                                   -------------------------------------------------------------------------------------------------
Redemption fees ................              -- e              -- e            -- e            -- e            -- e            -- e
                                   -------------------------------------------------------------------------------------------------
Net asset value, end of
   period ......................   $       21.55      $      26.22     $     25.34     $     23.90     $     21.07     $     18.57
                                   =================================================================================================

Total return c .................          (10.25)%           12.93%          14.83%          19.97%          16.43%          11.19%

RATIOS TO AVERAGE NET ASSETS d
Expenses .......................            0.78% f           0.76% f         0.80% f         0.81% f         0.85% f         0.88%
Net investment income ..........            1.28%             1.69%           2.07%           1.86%          2.00%            2.30%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .....................   $   5,824,464      $  6,458,094     $ 3,972,615     $ 2,549,202     $   911,764     $   137,776
Portfolio  turnover  rate ......            9.98%            20.37%          35.33%          19.95%          24.58%          32.12%

a The amount shown for a share outstanding throughout the period may not correlate with the statement of operations for the period due to the timing of sales and repurchases of the fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                      SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.2%
    FINLAND 1.2%
    Stora Enso OYJ, R ................................            Paper & Forest Products            11,800,820    $   148,683,258
    UPM-Kymmene OYJ ..................................            Paper & Forest Products            12,784,220        222,980,073
                                                                                                                   ---------------
                                                                                                                       371,663,331
                                                                                                                   ---------------
    FRANCE 7.5%
    Accor SA .........................................         Hotels, Restaurants & Leisure          1,214,988         87,127,182
    France Telecom SA ................................    Diversified Telecommunication Services     13,767,620        465,635,247
    Peugeot SA .......................................                  Automobiles                   4,500,000        345,375,375
    Sanofi-Aventis ...................................                Pharmaceuticals                 7,000,000        518,442,562
    Total SA, B ......................................          Oil, Gas & Consumable Fuels           6,400,000        485,662,869
    Vivendi SA .......................................                     Media                     12,000,000        477,623,540
                                                                                                                   ---------------
                                                                                                                     2,379,866,775
                                                                                                                   ---------------
    GERMANY 6.9%
    Bayerische Motoren Werke AG ......................                  Automobiles                   7,072,930        390,494,077
    Deutsche Post AG .................................            Air Freight & Logistics            14,751,030        490,162,292
  a Infineon Technologies AG .........................   Semiconductors & Semiconductor Equipment    19,668,050        160,028,702
    Muenchener Rueckversicherungs- Gesellschaft AG ...                   Insurance                      688,370        121,422,691
    SAP AG ...........................................                   Software                     3,530,820        167,225,292
    Siemens AG .......................................           Industrial Conglomerates             6,883,810        884,038,193
                                                                                                                   ---------------
                                                                                                                     2,213,371,247
                                                                                                                   ---------------
    HONG KONG 1.0%
    Cheung Kong (Holdings) Ltd. ......................     Real Estate Management & Development      13,767,800        210,558,755
    Swire Pacific Ltd., A ............................     Real Estate Management & Development       9,037,000        104,817,377
                                                                                                                   ---------------
                                                                                                                       315,376,132
                                                                                                                   ---------------
    ITALY 4.4%
    Eni SpA ..........................................          Oil, Gas & Consumable Fuels           8,850,624        307,935,880
    Intesa Sanpaolo SpA ..............................               Commercial Banks                68,115,200        460,125,007
    Mediaset SpA .....................................                     Media                     18,090,872        164,085,120
    UniCredit SpA ....................................               Commercial Banks                65,000,000        482,002,971
                                                                                                                   ---------------
                                                                                                                     1,414,148,978
                                                                                                                   ---------------
    JAPAN 4.8%
    FUJIFILM Holdings Corp. ..........................      Electronic Equipment & Instruments        7,867,100        300,658,327
    Konica Minolta Holdings Ltd. .....................              Office Electronics               19,667,500        284,182,879
    Mitsubishi UFJ Financial Group Inc. ..............               Commercial Banks                30,279,975        275,749,484
    NGK Spark Plug Co. Ltd. ..........................                Auto Components                 5,079,000         80,673,373
    NOK Corp. ........................................                Auto Components                 4,011,600         84,765,710
    Shinsei Bank Ltd. ................................               Commercial Banks                39,879,000        163,923,113
    Sumitomo Mitsui Financial Group Inc. .............               Commercial Banks                    39,335        292,324,028
    Toyota Motor Corp. ...............................                  Automobiles                   1,154,200         63,887,659
                                                                                                                   ---------------
                                                                                                                     1,546,164,573
                                                                                                                   ---------------


                                                          Semiannual Report | 19

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                      SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    MEXICO 0.4%
    Telefonos de Mexico SAB de CV, L, ADR ............    Diversified Telecommunication Services      4,182,580    $   138,861,656
                                                                                                                   ---------------
    NETHERLANDS 4.2%
    ING Groep NV .....................................        Diversified Financial Services         13,974,480        471,995,069
    Koninklijke Philips Electronics NV ...............           Industrial Conglomerates            11,800,820        465,396,511
    Randstad Holding NV ..............................        Commercial Services & Supplies          1,801,390         69,073,726
    Reed Elsevier NV .................................                    Media                      18,381,449        345,160,615
                                                                                                                   ---------------
                                                                                                                     1,351,625,921
                                                                                                                   ---------------
    RUSSIA 0.6%
    Gazprom, ADR .....................................         Oil, Gas & Consumable Fuels            3,650,000        183,138,750
                                                                                                                   ---------------
    SINGAPORE 1.3%
  a Flextronics International Ltd. ...................      Electronic Equipment & Instruments        4,580,000         46,441,200
    Singapore Telecommunications Ltd. ................    Diversified Telecommunication Services    131,816,000        363,793,261
                                                                                                                   ---------------
                                                                                                                       410,234,461
                                                                                                                   ---------------
    SOUTH KOREA 4.3%
    Hyundai Motor Co. Ltd. ...........................                 Automobiles                    3,000,000        213,407,167
    Kookmin Bank .....................................               Commercial Banks                 4,621,992        289,905,041
  a KT Corp., ADR ....................................    Diversified Telecommunication Services     12,922,490        313,887,282
    Samsung Electronics Co. Ltd. .....................   Semiconductors & Semiconductor Equipment       844,974        503,898,025
    SK Telecom Co. Ltd., ADR .........................     Wireless Telecommunication Services        1,834,410         41,090,784
                                                                                                                   ---------------
                                                                                                                     1,362,188,299
                                                                                                                   ---------------
    SPAIN 0.7%
    Telefonica SA ....................................    Diversified Telecommunication Services      8,108,815        236,828,656
                                                                                                                   ---------------
    SWEDEN 1.1%
    Telefonaktiebolaget LM Ericsson, B ...............           Communications Equipment            78,573,450        170,860,357
    Svenska Cellulosa AB, B ..........................           Paper & Forest Products             10,292,707        170,368,958
                                                                                                                   ---------------
                                                                                                                       341,229,315
                                                                                                                   ---------------
    SWITZERLAND 3.8%
    Adecco SA ........................................        Commercial Services & Supplies          2,672,390        140,929,073
    Nestle SA ........................................                Food Products                     983,400        471,839,297
    Novartis AG ......................................               Pharmaceuticals                  7,867,210        388,807,410
    UBS AG ...........................................               Capital Markets                  6,672,870        220,239,002
                                                                                                                   ---------------
                                                                                                                     1,221,814,782
                                                                                                                   ---------------
    TAIWAN 0.2%
    Taiwan Semiconductor Manufacturing Co. Ltd. ......   Semiconductors & Semiconductor Equipment    27,155,000         54,107,974
                                                                                                                   ---------------
    UNITED KINGDOM 15.7%
    Aviva PLC ........................................                  Insurance                    40,000,000        486,007,997
    BAE Systems PLC ..................................             Aerospace & Defense                3,749,014         35,960,549
    BP PLC ...........................................         Oil, Gas & Consumable Fuels           49,232,798        534,114,199
    Compass Group PLC ................................        Hotels, Restaurants & Leisure          62,486,294        405,373,091


20 | Semiannual Report

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         INDUSTRY                     SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
    GlaxoSmithKline PLC ..............................               Pharmaceuticals                 21,052,580    $   460,971,296
    HSBC Holdings PLC ................................               Commercial Banks                31,999,897        496,383,852
    Kingfisher PLC ...................................               Specialty Retail                61,440,000        160,044,539
    Old Mutual PLC ...................................                  Insurance                    80,000,000        199,171,879
    Pearson PLC ......................................                    Media                      19,142,410        253,313,191
  a Rolls-Royce Group PLC ............................             Aerospace & Defense               15,734,430        135,840,026
    Royal Bank of Scotland Group PLC .................               Commercial Banks                49,560,000        379,122,003
    Royal Dutch Shell PLC, B .........................         Oil, Gas & Consumable Fuels           14,712,040        520,623,514
  b Standard Life PLC, 144A ..........................                  Insurance                    26,586,490        115,689,004
    Vodafone Group PLC ...............................     Wireless Telecommunication Services      199,750,469        645,746,890
    Wolseley PLC .....................................       Trading Companies & Distributors         6,707,810         82,834,041
    Yell Group PLC ...................................                    Media                      24,918,200        108,553,350
                                                                                                                   ---------------
                                                                                                                     5,019,749,421
                                                                                                                   ---------------
    UNITED STATES 39.1%
    Accenture Ltd., A ................................                 IT Services                   17,508,500        617,174,625
    American International Group Inc. ................                  Insurance                    11,000,000        515,460,000
  a Amgen Inc. .......................................                Biotechnology                  11,000,000        500,720,000
  a Boston Scientific Corp. ..........................       Health Care Equipment & Supplies        32,452,280        408,574,205
  a Cadence Design Systems Inc. ......................                   Software                     9,834,020        104,437,292
a,c Chico's FAS Inc. .................................               Specialty Retail                13,767,620        128,176,542
  a Cisco Systems Inc. ...............................           Communications Equipment             1,021,570         24,895,661
  a Comcast Corp., A .................................                    Media                      21,480,140        415,640,709
    Covidien Ltd. ....................................       Health Care Equipment & Supplies         6,392,110        273,518,387
  c Eastman Kodak Co. ................................         Leisure Equipment & Products          16,717,830        283,868,753
    El Paso Corp. ....................................         Oil, Gas & Consumable Fuels           26,922,660        438,839,358
    Electronic Data Systems Corp. ....................                 IT Services                   15,263,735        264,367,890
  a Expedia Inc. .....................................          Internet & Catalog Retail             6,073,040        139,254,807
    General Electric Co. .............................           Industrial Conglomerates            22,000,000        729,080,000
    Harley-Davidson Inc. .............................                 Automobiles                    3,441,900        127,901,004
    International Paper Co. ..........................           Paper & Forest Products              4,917,010        155,869,217
  a The Interpublic Group of Cos. Inc. ...............                    Media                      19,093,160        164,583,039
    Merck & Co. Inc. .................................               Pharmaceuticals                  6,883,810        304,952,783
    Microsoft Corp. ..................................                   Software                    31,468,870        856,582,642
    News Corp., A ....................................                    Media                      40,000,000        736,400,000
  a Oracle Corp. .....................................                   Software                    39,336,100        739,518,680
    Pentair Inc. .....................................                  Machinery                     2,626,600         85,679,692
    Pfizer Inc. ......................................               Pharmaceuticals                 34,000,000        757,520,000
    Pitney Bowes Inc. ................................        Commercial Services & Supplies          3,124,070        111,779,225
    Progressive Corp. ................................                  Insurance                     9,756,200        178,831,146
    Raytheon Co. .....................................             Aerospace & Defense                1,966,800        127,527,312
    Seagate Technology ...............................           Computers & Peripherals             22,901,490        493,985,139
    Sprint Nextel Corp. ..............................     Wireless Telecommunication Services       33,000,000        234,630,000
    Time Warner Inc. .................................                    Media                      34,419,090        537,281,995
    Torchmark Corp. ..................................                  Insurance                     2,770,230        166,934,060
    Tyco Electronics Ltd. ............................      Electronic Equipment & Instruments        9,000,000        296,100,000
    Tyco International Ltd. ..........................           Industrial Conglomerates             6,500,000        260,390,000
    United Parcel Service Inc., B ....................           Air Freight & Logistics              7,000,000        491,680,000


                                                          Semiannual Report | 21

Templeton Growth Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY            SHARES                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINNUED)
  a USG Corp. ....................................................     Building Products        2,067,480          $    70,356,344
  a Viacom Inc., B ...............................................           Media             14,751,030              586,353,443
    Willis Group Holdings Ltd. ...................................         Insurance            4,962,093              163,004,755
                                                                                                                   ---------------
                                                                                                                    12,491,868,705
                                                                                                                   ---------------

    TOTAL COMMON STOCKS
      (COST $29,000,254,192) .....................................                                                  31,052,238,976
                                                                                                                   ---------------

                                                                                          ------------------
                                                                                          PRINCIPAL AMOUNT d            VALUE
                                                                                          ------------------
    SHORT TERM INVESTMENTS 2.5%
    TIME DEPOSIT (COST $169,666,443) 0.5%
    IRELAND 0.5%
    Bank of Scotland, 4.04%, 3/03/08 .............................                            111,630,000 EUR         169,454,347
                                                                                                                   ---------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 2.0%
  e FFCB, 10/24/08 ...............................................                             30,000,000               29,577,990
  e FHLB, 3/03/08 - 9/15/08 ......................................                            229,522,000              228,200,499
    FHLB, 4.00%, 3/10/08 .........................................                             75,000,000               75,017,550
  f FHLB, 2.60%, 8/06/08 - 09/04/08 ..............................                             98,660,000               98,633,778
    FHLB, 4.625%, 11/21/08 .......................................                             40,000,000               40,617,120
  e FHLMC, 4/07/08 - 9/25/08 .....................................                            165,195,000              163,312,700
                                                                                                                   ---------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $634,695,158) .......................................                                                     635,359,637
                                                                                                                   ---------------
    TOTAL SHORT TERM INVESTMENTS
       (COST $804,361,601) .......................................                                                     804,813,984
                                                                                                                   ---------------

    TOTAL INVESTMENTS (COST $29,804,615,793)
       99.7% .....................................................                                                  31,857,052,960

    OTHER ASSETS, LESS LIABILITIES 0.3% ..........................                                                     106,376,202
                                                                                                                   ---------------
    NET ASSETS 100.0% ............................................                                                 $31,963,429,162
                                                                                                                   ===============

CURRENCY ABBREVIATION

EUR - Euro

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FFCB  - Federal Farm Credit Bank
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.


22 | Semiannual Report

Templeton Growth Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

a Non-income producing for the twelve months ended February 29, 2008.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Directors. At February 29, 2008, the value of this security was $115,689,004, representing 0.36% of net assets.

c See Note 8 regarding holdings of 5% voting securities.

d The principal amount is stated in U.S. dollars unless otherwise indicated.

e The security is traded on a discount basis with no stated coupon rate.

f A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................   $29,049,983,338
      Cost - Non-controlled affiliated issuers (Note 8) ....................       754,632,455
                                                                               ---------------
      Total cost of investments ............................................   $29,804,615,793
                                                                               ===============
      Value - Unaffiliated issuers .........................................   $31,445,007,665
      Value - Controlled affiliated issuers (Note 8) .......................       412,045,295
                                                                               ---------------
      Total value of investments ...........................................    31,857,052,960
   Cash ....................................................................        17,089,180
   Foreign currency, at value (cost $38,341) ...............................            39,038
   Receivables:
      Investment securities sold ...........................................        79,535,923
      Capital shares sold ..................................................        31,633,137
      Dividends and interest ...............................................        94,502,783
                                                                               ---------------
         Total assets ......................................................    32,079,853,021
                                                                               ---------------
Liabilities:
   Payables:
      Investment securities purchased ......................................        33,016,728
      Capital shares redeemed ..............................................        50,943,807
      Affiliates ...........................................................        30,068,729
   Accrued expenses and other liabilities ..................................         2,394,595
                                                                               ---------------
         Total liabilities .................................................       116,423,859
                                                                               ---------------
            Net assets, at value ...........................................   $31,963,429,162
                                                                               ===============
Net assets consist of:
   Paid-in capital .........................................................   $29,678,319,986
   Undistributed net investment income .....................................        90,802,310
   Net unrealized appreciation (depreciation) ..............................     2,054,045,990
   Accumulated net realized gain (loss) ....................................       140,260,876
                                                                               ---------------
            Net assets, at value ...........................................   $31,963,429,162
                                                                               ===============


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 29, 2008 (unaudited)

CLASS A:
   Net assets, at value ....................................................   $23,078,913,057
                                                                               ===============
   Shares outstanding ......................................................     1,072,218,518
                                                                               ===============
   Net asset value per share a .............................................   $         21.52
                                                                               ===============
   Maximum offering price per share (net asset value per share / 94.25%) ...   $         22.83
                                                                               ===============
CLASS B:
   Net assets, at value ....................................................   $   436,935,091
                                                                               ===============
   Shares outstanding ......................................................        20,720,881
                                                                               ===============
   Net asset value and maximum offering price per share a ..................   $         21.09
                                                                               ===============
CLASS C:
   Net assets, at value ....................................................   $ 2,269,604,735
                                                                               ===============
   Shares outstanding ......................................................       108,403,213
                                                                               ===============
   Net asset value and maximum offering price per share a ..................   $         20.94
                                                                               ===============
CLASS R:
   Net assets, at value ....................................................   $   353,512,137
                                                                               ===============
   Shares outstanding ......................................................        16,584,184
                                                                               ===============
   Net asset value and maximum offering price per share a ..................   $         21.32
                                                                               ===============
ADVISOR CLASS:
   Net assets, at value ....................................................   $ 5,824,464,142
                                                                               ===============
   Shares outstanding ......................................................       270,252,736
                                                                               ===============
   Net asset value and maximum offering price per share a ..................   $         21.55
                                                                               ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the period ended February 29, 2008 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $25,635,958)
      Unaffiliated issuers .....................................................   $   332,343,720
      Non-controlled affiliated issuers (Note 8) ...............................        10,362,560
   Interest ....................................................................        31,386,616
                                                                                   ---------------
         Total investment income ...............................................       374,092,896
                                                                                   ---------------
Expenses:
   Management fees (Note 3a) ...................................................       102,349,076
   Administrative fees (Note 3b) ...............................................        13,959,255
   Distribution fees (Note 3c)
      Class A ..................................................................        33,148,610
      Class B ..................................................................         2,595,376
      Class C ..................................................................        12,913,621
      Class R ..................................................................         1,069,642
   Transfer agent fees (Note 3e) ...............................................        20,630,117
   Custodian fees (Note 4) .....................................................         2,788,394
   Reports to shareholders .....................................................           896,204
   Registration and filing fees ................................................           393,394
   Professional fees ...........................................................           222,842
   Directors' fees and expenses ................................................           172,942
   Other .......................................................................           416,115
                                                                                   ---------------
         Total expenses ........................................................       191,555,588
         Expense reductions (Note 4) ...........................................           (47,007)
                                                                                   ---------------
            Net expenses .......................................................       191,508,581
                                                                                   ---------------
               Net investment income ...........................................       182,584,315
                                                                                   ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
            Unaffiliated issuers ...............................................       972,932,236
            Non-controlled affiliated issuers (Note 8) .........................      (258,211,595)
      Foreign currency transactions ............................................        17,029,020
                                                                                   ---------------
            Net realized gain (loss) ...........................................       731,749,661
                                                                                   ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................    (4,668,354,788)
      Translation of assets and liabilities denominated in
            foreign currencies .................................................         1,058,111
                                                                                   ---------------
            Net change in unrealized depreciation ..............................    (4,667,296,677)
                                                                                   ---------------
Net realized and unrealized gain (loss) ........................................    (3,935,547,016)
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................   $(3,752,962,701)
                                                                                   ===============


26 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ------------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               FEBRUARY 29, 2008     YEAR ENDED
                                                                                                  (UNAUDITED)      AUGUST 31, 2007
                                                                                               ------------------------------------
Increase (decrease) in net assets::
  Operations:
     Net investment income .................................................................   $     182,584,315   $   513,096,325
     Net realized gain (loss) from investments and foreign currency transactions ...........         731,749,661     2,248,586,838
     Net change in unrealized appreciation (depreciation) on investments
        and translation of assets and liabilities denominated in foreign currencies ........      (4,667,296,677)    1,231,732,347
                                                                                               ------------------------------------
          Net increase (decrease) in net assets resulting from operations ..................      (3,752,962,701)    3,993,415,510
                                                                                               ------------------------------------
  Distributions to shareholders from:
     Net investment income:
       Class A .............................................................................        (398,181,228)     (472,698,663)
       Class B .............................................................................          (3,557,189)       (7,025,647)
       Class C .............................................................................         (19,830,197)      (30,736,178)
       Class R .............................................................................          (5,511,926)       (7,235,471)
       Advisor Class .......................................................................        (111,295,865)      (91,885,469)
  Net realized gains:
       Class A .............................................................................      (1,932,682,568)   (1,615,535,935)
       Class B .............................................................................         (38,875,981)      (39,138,180)
       Class C .............................................................................        (196,079,727)     (163,775,141)
       Class R .............................................................................         (32,335,262)      (27,527,557)
       Advisor Class .......................................................................        (459,221,703)     (277,255,005)
                                                                                               ------------------------------------
  Total distributions to shareholders ......................................................      (3,197,571,646)   (2,732,813,246)
                                                                                               ------------------------------------
  Capital share transactions: (Note 2)
       Class A .............................................................................         117,952,913     3,063,601,833
       Class B .............................................................................         (29,796,731)      (39,451,658)
       Class C .............................................................................           4,938,654       310,700,465
       Class R .............................................................................         (34,721,422)       48,144,040
       Advisor Class .......................................................................         610,022,253     2,315,763,985
                                                                                               ------------------------------------
  Total capital share transactions .........................................................         668,395,667     5,698,758,665
                                                                                               ------------------------------------

  Redemption fees ..........................................................................              43,918           102,551
                                                                                               ------------------------------------

          Net increase (decrease) in net assets ............................................      (6,282,094,762)    6,959,463,480
Net assets:
  Beginning of period ......................................................................      38,245,523,924    31,286,060,444
                                                                                               ------------------------------------
  End of period ............................................................................   $  31,963,429,162   $38,245,523,924
                                                                                               ------------------------------------
Undistributed net investment income included in net assets:
  End of period ............................................................................   $      90,802,310   $   446,594,400
                                                                                               ====================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 27

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Time deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment


28 | Semiannual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                          Semiannual Report | 29

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


30 | Semiannual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 29, 2008, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                           ----------------------------------------------------------------
                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                  FEBRUARY 29, 2008                 AUGUST 31, 2007
                                           ----------------------------------------------------------------
                                               SHARES          AMOUNT           SHARES          AMOUNT
                                           ----------------------------------------------------------------
CLASS A SHARES:
   Shares sold .........................      76,421,231  $  1,867,901,952    225,710,785  $ 5,875,431,840
   Shares issued in reinvestment
      of distributions .................      81,526,449     2,015,497,465     73,223,640    1,796,575,224
   Shares redeemed .....................    (156,363,962)   (3,765,446,504)  (175,958,675)  (4,608,405,231)
                                           ----------------------------------------------------------------
   Net increase (decrease) .............       1,583,718  $    117,952,913    122,975,750  $ 3,063,601,833
                                           ================================================================
CLASS B SHARES:
   Shares sold .........................         229,527  $      5,484,649        604,753  $    15,300,419
   Shares issued in reinvestment
      of distributions .................       1,598,248        38,753,026      1,750,128       42,085,963
   Shares redeemed .....................      (3,156,106)      (74,034,406)    (3,759,954)     (96,838,040)
                                           ----------------------------------------------------------------
   Net increase (decrease) .............      (1,328,331) $    (29,796,731)    (1,405,073) $   (39,451,658)
                                           ================================================================


                                                          Semiannual Report | 31

Templeton Growth Fund, Inc.

2. CAPITAL STOCK (CONTINUED)

                                           ----------------------------------------------------------------
                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                  FEBRUARY 29, 2008                 AUGUST 31, 2007
                                           ----------------------------------------------------------------
                                               SHARES          AMOUNT          SHARES           AMOUNT
                                           ----------------------------------------------------------------
CLASS C SHARES:

   Shares sold .........................       5,871,877   $  139,837,450     18,577,793   $   471,011,227
   Shares issued in reinvestment of
      distributions ....................       7,786,656      187,470,905      7,017,519       167,782,505
   Shares redeemed .....................     (13,896,511)    (322,369,701)   (12,894,022)     (328,093,267)
                                           ----------------------------------------------------------------
   Net increase (decrease) .............        (237,977)  $    4,938,654     12,701,290   $   310,700,465
                                           ================================================================
CLASS R SHARES:
   Shares sold .........................       2,117,435   $   51,026,969      6,284,962   $   162,082,026
   Shares issued in reinvestment of
      distributions ....................       1,527,061       37,405,084      1,416,323        34,427,697
   Shares redeemed .....................      (5,118,314)    (123,153,475)    (5,736,892)     (148,365,683)
                                           ----------------------------------------------------------------
   Net increase (decrease) .............      (1,473,818)  $  (34,721,422)     1,964,393   $    48,144,040
                                           ================================================================
ADVISOR CLASS SHARES:
   Shares sold .........................      11,665,161   $  293,030,165     81,193,552   $ 2,119,863,197
   Shares issued in reinvestment of
      distributions ....................      22,277,646      551,125,894     14,307,566       351,653,615
   Shares redeemed .....................     (10,038,124)    (234,133,806)    (5,907,430)     (155,752,827)
                                           ----------------------------------------------------------------
   Net increase (decrease) .............      23,904,683   $  610,022,253     89,593,688   $ 2,315,763,985
                                           ================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent


32 | Semiannual Report

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.630%               Up to and including $1 billion
      0.615%               Over $1 billion, up to and including $5 billion
      0.600%               Over $5 billion, up to and including $10 billion
      0.580%               Over $10 billion, up to and including $15 billion
      0.560%               Over $15 billion, up to and including $20 billion
      0.540%               Over $20 billion, up to and including $25 billion
      0.530%               Over $25 billion, up to and including $30 billion
      0.520%               Over $30 billion, up to and including $35 billion
      0.510%               Over $35 billion, up to and including $40 billion
      0.500%               Over $40 billion, up to and including $45 billion
      0.490%               In excess of $45 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.150%               Up to and including $200 million
      0.135%               Over $200 million, up to and including $700 million
      0.100%               Over $700 million, up to and including $1.2 billion
      0.075%               In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


                                                          Semiannual Report | 33

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................................................   0.25%
Class B ...............................................................   1.00%
Class C ...............................................................   1.00%
Class R ...............................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................   $ 2,604,549
Contingent deferred sales charges retained ......................   $   477,699

E. TRANSFER AGENT FEES

For the period ended February 29, 2008, the Fund paid transfer agent fees of $20,630,117, of which $10,611,398 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At February 29, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................................   $ 29,821,947,069
                                                               ================

Unrealized appreciation ....................................   $  4,629,721,800
Unrealized depreciation ....................................     (2,594,615,909)
                                                               ----------------
Net unrealized appreciation (depreciation) .................   $  2,035,105,891
                                                               ================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


34 | Semiannual Report

Templeton Growth Fund, Inc.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2008, aggregated $3,533,397,890 and $5,504,084,107, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the period ended February 29, 2008, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF                              NUMBER OF
                                  SHARES HELD                            SHARES HELD       VALUE                         REALIZED
                                 AT BEGINNING     GROSS        GROSS        AT END        AT END         INVESTMENT      CAPITAL
NAME OF ISSUER                      OF YEAR     ADDITIONS   REDUCTIONS    OF PERIOD      OF PERIOD         INCOME       GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Chico's FAS, Inc. ............    13,897,527      102,473      232,380    13,767,620   $128,176,542     $        --   $  (3,788,899)
Eastman Kodak Co. ............    17,000,000           --      282,170    16,717,830    283,868,753       4,250,000      (3,037,813)
The Interpublic Group of
   Cos. Inc. .................    33,000,000           --   13,906,840    19,093,160             -- a            --     (46,171,952)
Seagate Technology ...........    33,000,000           --   10,098,510    22,901,490             -- a     6,112,560     (10,316,368)
Tenet Healthcare Corp. .......    35,000,000           --   35,000,000            --             -- a            --    (194,896,563)
                                                                                       ---------------------------------------------
      TOTAL AFFILIATED SECURITIES (1.29% of Net Assets) ............................   $412,045,295     $10,362,560   $(258,211,595)
                                                                                       =============================================

a As of 2/29/08, no longer an affiliate.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


                                                          Semiannual Report | 35

Templeton Growth Fund, Inc.

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), as required, on February 29, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for each of the three open tax years as of August 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


36 | Semiannual Report

Templeton Growth Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 37

GOF P-5                  SUPPLEMENT DATED MARCH 1, 2008
                      TO THE CURRENTLY EFFECTIVE PROSPECTUS
                           OF EACH OF THE LISTED FUNDS

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FRANKLIN CALIFORNIA TAX-FREE TRUST

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

FRANKLIN CAPITAL GROWTH FUND

FRANKLIN CUSTODIAN FUNDS

Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FRANKLIN GLOBAL TRUST

Franklin Global Real Estate Fund

FRANKLIN GOLD AND PRECIOUS METALS FUND

FRANKLIN HIGH INCOME TRUST

Franklin High Income Fund

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Limited Maturity U.S. Government Securities Fund
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Total Return Fund

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

FRANKLIN MUNICIPAL SECURITIES TRUST

Franklin California High Yield Municipal Fund
Franklin Tennessee Municipal Bond Fund

FRANKLIN MUTUAL SERIES FUND INC.

Mutual Beacon Fund
Mutual Discovery Fund
Mutual European Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FRANKLIN NEW YORK TAX-FREE TRUST

Franklin New York Insured Tax-Free Income Fund
Franklin New York Intermediate-Term Tax-Free Income Fund
Franklin New York Limited-Term Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FRANKLIN STRATEGIC SERIES

Franklin Biotechnology Discovery Fund
Franklin Flex Cap Growth Fund
Franklin Focused Core Equity Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Growth Opportunities Fund
Franklin Natural Resources Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund
Franklin Strategic Income Fund
Franklin Technology Fund

FRANKLIN TAX-FREE TRUST

Franklin Alabama Tax-Free Income Fund
Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin Federal Limited-Term Tax-Free Income Fund
Franklin Florida Insured Tax-Free Income Fund
Franklin Florida Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Kentucky Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund
Franklin Maryland Tax-Free Income Fund
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Perspectives Allocation Fund

FRANKLIN TEMPLETON GLOBAL TRUST

Franklin Templeton Hard Currency Fund

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Franklin India Growth Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Long-Short Fund

FRANKLIN VALUE INVESTORS TRUST

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund
Franklin MidCap Value Fund
Franklin Small Cap Value Fund

TEMPLETON CHINA WORLD FUND

TEMPLETON DEVELOPING MARKETS TRUST

TEMPLETON FUNDS

Templeton Foreign Fund
Templeton World Fund

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton BRIC Fund
Templeton Emerging Markets Small Cap Fund
Templeton Income Fund

TEMPLETON GLOBAL OPPORTUNITIES TRUST

TEMPLETON GLOBAL SMALLER COMPANIES FUND

TEMPLETON GROWTH FUND, INC.

TEMPLETON INCOME TRUST

Templeton Global Bond Fund
Templeton International Bond Fund

The prospectus is revised as follows:

1. Effective October 1, 2008, for all funds that are offered with an initial sales charge, the cumulative quantity discount and letter of intent portion of the "Sales Charge Reductions and Waivers" section is amended to read:

      1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

      Cumulative quantity discount eligible shares are Franklin Templeton Fund shares registered to (or held by a financial intermediary for):

      o     You, individually;

      o Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");


Not part of the semiannual report

      o     You jointly with one or more Family Members;

      o You jointly with another person(s) who is(are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

      o A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;

      o A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member's Social Security number

      o A 529 college savings plan over which you or a Family Member has investment discretion and control;

      o Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);

      o     A trust established by you or a Family Member as grantor.

      Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

      If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial adviser at the time of your purchase (including at the time of any future purchase). If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund's transfer agent at the time of any purchase.

      If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial adviser or the Franklin Templeton Funds' transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

      The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial adviser nor the Franklin Templeton Funds may have or maintain this information.

      An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

      2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial adviser when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to tell the Funds' transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the Statement of Additional Information for more LOI details.

      To sign up for these programs, complete the appropriate section of your account application.

2. Effective October 1, 2008, the second sentence of the section "Investments of $1 Million or More" is amended as follows:

      However, there is a 1% Contingent Deferred Sales Charge ("CDSC") for funds that have a maximum initial sales charge of 5.75%; for all other funds, the maximum CDSC will be 0.75%. The CDSC is assessed on any shares you redeem within 18 months of purchase.

3. The "Qualified Investors - Advisor Class" (and "Qualified Investors - Class Z" for Mutual Series funds) section is revised to include the following category of investor:

      o Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                               Not part of the semiannual report

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


04/08                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

o WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

  Eligible shareholders can sign up for eDelivery at franklintempleton.com.
   See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


101 S2008 04/08






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/GALEN G. VETTER
  ---------------------------
Galen G. Vetter
Chief Executive Officer -
  Finance and Administration
Date:  April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  -------------------------
Galen G. Vetter
Chief Executive Officer -
 Finance and Administration
Date:  April 28, 2008

By /s/LAURA F. FERGERSON
  ---------------------------
Laura F. Fergerson
Chief Financial Officer and
Chief Accounting Officer
Date:  April 28, 2008